Exhibit 99.1

DFIN Reports Second-Quarter 2025 Results

CHICAGO – July 31, 2025 – Donnelley Financial Solutions, Inc. (NYSE: DFIN) (the “Company” or “DFIN”) today reported financial results for the second quarter of 2025.

Highlights for the second quarter of 2025:

•
Record quarterly software solutions net sales of $92.2 million, an increase of 7.7% from the second quarter of 2024; Software solutions net sales accounted for 42.3% of total net sales, up from 35.3% in the second quarter of 2024.
•
Net earnings of $36.1 million, or $1.28 per diluted share; Adjusted EBITDA(a) of $76.3 million and Adjusted EBITDA margin(a) of 35.0%.
•
Operating Cash Flow(b) increase of $12.2 million and Free Cash Flow(a) increase of $14.9 million from the second quarter of 2024.
•
Gross leverage(a) of 0.9x and net leverage(a) of 0.7x as of June 30, 2025.
•
The Company repurchased 787,152 shares for approximately $34.3 million at an average price of $43.56 per share. The Board of Directors authorized a new stock repurchase program of up to $150 million commencing on May 16, 2025, with an expiration date of December 31, 2026. This new share repurchase program replaces the previous $150 million program. As of June 30, 2025, the remaining share repurchase authorization was $150.0 million.

(a) Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, gross leverage and net leverage are non-GAAP financial measures that exclude the impact of certain items noted in the reconciliation tables below. The tables below provide reconciliations to the most comparable GAAP measures.

(b) Defined as net cash provided by operating activities.

“We continue to see proof points that support the success of our software-focused strategy. We delivered quarterly software solutions net sales of $92.2 million, an increase of 7.7% compared to the second quarter of 2024, driven by the continued momentum in our recurring compliance software products ActiveDisclosure and Arc Suite, which grew approximately 15% in aggregate. Venue delivered strong sequential net sales improvement which resulted in nearly flat year-over-year sales despite overlapping a robust second-quarter 2024 performance. Software solutions net sales made up 42.3% of second-quarter 2025 total net sales, an increase from 35.3% in last year’s second-quarter sales mix and positions us well to achieve our long-term target of deriving 60% of revenue from software by 2028,” said Daniel N. Leib, DFIN’s President and Chief Executive Officer.

Leib continued, “We are encouraged by the improving trend in market activity as the quarter progressed, despite persistent macroeconomic headwinds and market uncertainty that continued to suppress the demand for our transactionally-driven offerings. The sequential improvement in market conditions helped drive solid overall results, underscoring the resilience of our business model. We delivered Adjusted EBITDA margin of 35.0% in the quarter, which reflects our evolving sales mix and permanent changes to our cost structure. Additionally, improved working capital management combined with lower capital expenditures resulted in year-over-year increases in both operating cash flow and free cash flow.”

“As we enter the second half of the year, our focus remains on investing to drive toward a more recurring sales mix, aggressively managing our cost structure, and allocating capital in a disciplined manner – all aimed toward delivering sustainable, long-term value for our clients, employees, and shareholders. In addition, we are encouraged by the level of capital markets transactional activity so far in the third quarter, a continuation of the stabilization we saw across May and June,” Leib concluded.

Net Sales

Net sales in the second quarter of 2025 were $218.1 million, a decrease of $24.6 million, or 10.1%, from the second quarter of 2024. Net sales decreased primarily due to lower print and distribution volumes within capital markets and investment companies compliance offerings and a reduction in capital markets transactional revenue, partially offset by higher software solutions net sales in Arc Suite and ActiveDisclosure.

Net Earnings

For the second quarter of 2025, net earnings were $36.1 million, or $1.28 per diluted share, as compared to $44.1 million, or $1.47 per diluted share, in the second quarter of 2024. Net earnings in the second quarter of 2025 included after-tax charges of $6.0 million, or $0.21 per diluted share, primarily related to share-based compensation expense and restructuring, impairment and other charges, net. Net earnings in the second quarter of 2024 included after-tax charges of $5.7 million, or $0.19 per diluted share, primarily related to share-based compensation expense and restructuring, impairment and other charges, net.

Adjusted EBITDA and Non-GAAP Net Earnings

For the second quarter of 2025, Adjusted EBITDA was $76.3 million, a decrease of $10.9 million as compared to the second quarter of 2024. Adjusted EBITDA margin was 35.0%, a decrease of approximately 90 basis points as compared to the second quarter of 2024. The decrease in Adjusted EBITDA and Adjusted EBITDA margin was primarily due to lower capital markets transactional volumes, partially offset by higher software solutions net sales, cost control initiatives, and lower selling expense as a result of the decrease in sales volumes.

For the second quarter of 2025, non-GAAP net earnings were $42.1 million, or $1.49 per diluted share, as compared to $49.8 million, or $1.66 per diluted share, in the second quarter of 2024.

Reconciliations of reported net sales to organic net sales and consolidated net earnings to Adjusted EBITDA, Adjusted EBITDA margin and non-GAAP net earnings are presented in the tables.

Guidance

The Company provides the following guidance for the third quarter of 2025.

Third-Quarter Guidance
Total Net Sales	$165 million to $175 million
Adjusted EBITDA margin	23% to 25%
Capital markets transactional net sales	$35 million to $40 million

The guidance provided above constitutes forward-looking statements and actual results may differ materially. Refer to the “Use of Forward-Looking Statements” section below for information on the factors that could cause actual results to differ materially from these forward-looking statements.

Adjusted EBITDA margin guidance presented above is provided on a non-GAAP basis only, without providing a reconciliation to guidance provided on a GAAP basis because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operations.

Company Results and Conference Call

DFIN’s earnings press release for the second quarter of 2025, which is included as Exhibit 99.1 to the Company’s Current Report on Form 8-K that has been furnished to the SEC on July 31, 2025, is available on the Company’s investor relations website at investor.dfinsolutions.com. A supplemental trending schedule of historical results, including additional breakouts of segment-level net sales, is also available on the Company’s investor relations website.

DFIN will hold a conference call and webcast on July 31, 2025, at 9:00 a.m. Eastern time to discuss financial results for the second quarter of 2025, provide a general business update and respond to analyst questions.

A live webcast of the call will also be available on the Company’s investor relations website. Please visit investor.dfinsolutions.com at least fifteen minutes prior to the start of the event to register, download and install any necessary audio software.

If you are unable to participate live, a replay of the webcast will be available following the conference call on the Company’s investor relations website, along with the earnings press release and related financial tables.

About DFIN

DFIN is a leading global provider of innovative software and technology-enabled financial regulatory and compliance solutions. We provide domain expertise, enterprise software and data analytics for every stage of our clients’ business and investment lifecycles. Markets fluctuate, regulations evolve, technology advances, and through it all, DFIN delivers confidence with the right solutions in moments that matter. Learn about DFIN’s end-to-end risk and compliance solutions online at DFINsolutions.com or you can also follow us on X (formerly Twitter) @DFINSolutions or on LinkedIn.

Investor Contact:

Mike Zhao

Investor Relations

investors@dfinsolutions.com

Use of Non-GAAP Information

This news release contains certain non-GAAP financial measures, including non-GAAP gross profit, adjusted non-GAAP gross profit, non-GAAP gross margin, adjusted non-GAAP selling, general and administrative expenses (“SG&A”), adjusted non- GAAP income from operations, adjusted non-GAAP operating margin, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP earnings before income taxes, non- GAAP effective tax rate, adjusted non-GAAP net earnings, adjusted non-GAAP diluted earnings per share, Free Cash Flow and organic net sales. The Company believes that these non-GAAP financial measures, when presented in conjunction with comparable GAAP measures, provide useful information about the Company’s operating results and liquidity and enhance the overall ability to assess the Company’s financial performance. The Company uses these measures, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of its business.

The Company’s non-GAAP statement of operations measures, which include non-GAAP gross profit, adjusted non-GAAP gross profit, non-GAAP gross margin, adjusted non-GAAP SG&A, adjusted non-GAAP income from operations, adjusted non- GAAP operating margin, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP earnings before income taxes, non-GAAP effective tax rate, adjusted non-GAAP net earnings and adjusted non-GAAP diluted earnings per share, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operations. These adjusted measures exclude the impact of expenses associated with the Company’s non-income tax, net, accelerated rent expense, share-based compensation and eliminate potential differences in results of operations between periods caused by factors such as historic cost and age of assets, financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges, net and gain or loss on certain investments, business sales and asset sales.

Free Cash Flow is a non-GAAP financial measure and is defined by the Company as net cash flow provided by operating activities less capital expenditures. By adjusting for the level of capital investment in operations, the Company believes that free cash flow can provide useful additional basis for understanding the Company’s ability to generate cash after capital investment and provides a comparison to peers with differing capital intensity.

Organic net sales is a non-GAAP financial measure and is defined by the Company as reported net sales adjusted for the changes in foreign currency exchange rates and the impact of dispositions.

These non-GAAP financial measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these measures are defined differently by different companies in our industry and, accordingly, such measures may not be comparable to similarly-titled measures of other companies.

Use of Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of DFIN and its expectations relating to future financial condition and performance. Statements that are not historical facts, including statements about DFIN management’s beliefs and expectations, are forward-looking statements. Words such as “believes,” “anticipates,” “estimates,” “expects,” “intends,” “aims,” “potential,” “will,” “would,” “could,” “considered,” “likely,” “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While DFIN believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond DFIN’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from DFIN’s current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include such risks and uncertainties detailed in DFIN periodic public filings with the SEC, including but not limited to those discussed under “Special Note Regarding Forward-Looking Statements” and in Part I, Item 1A. Risk Factors of DFIN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, those discussed under “Special Note Regarding Forward-Looking Statements” in DFIN’s Quarterly Reports on Form 10-Q and in other investor communications of DFIN’s from time to time. DFIN does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Condensed Consolidated Balance Sheets

(UNAUDITED)

(in millions, except per share data)

	June 30, 2025	December 31, 2024
Assets
Cash and cash equivalents	$33.8	$57.3
Receivables, less allowances for expected losses of $25.6 in 2025 (2024 - $25.0)	202.0	138.0
Prepaid expenses and other current assets	30.8	37.2
Total current assets	266.6	232.5
Property, plant and equipment, net	7.5	8.9
Operating lease right-of-use assets	9.5	12.3
Software, net	97.5	96.5
Goodwill	405.9	405.4
Deferred income taxes, net	56.7	56.4
Other noncurrent assets	31.0	29.6
Total assets	$874.7	$841.6

Liabilities
Accounts payable	$37.9	$28.7
Current portion of long-term debt	5.8	—
Operating lease liabilities	8.9	10.3
Accrued liabilities	154.5	185.1
Total current liabilities	207.1	224.1
Long-term debt	184.3	124.7
Deferred compensation liabilities	11.6	12.2
Pension and other postretirement benefits plans liabilities	23.0	23.3
Noncurrent operating lease liabilities	3.1	6.4
Other noncurrent liabilities	13.5	14.8
Total liabilities	442.6	405.5

Equity
Preferred stock, $0.01 par value
Authorized: 1.0 shares; Issued: None	—	—
Common stock, $0.01 par value
Authorized: 65.0 shares;
Issued and outstanding: 39.6 shares and 27.5 shares in 2025 (2024 - 38.9 shares and 28.7 shares)	0.4	0.4
Treasury stock, at cost: 12.1 shares in 2025 (2024 - 10.2 shares)	(433.1)	(344.1)
Additional paid-in capital	348.8	333.2
Retained earnings	595.6	528.5
Accumulated other comprehensive loss	(79.6)	(81.9)
Total equity	432.1	436.1
Total liabilities and equity	$874.7	$841.6

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Condensed Consolidated Statements of Operations

(UNAUDITED)

(in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net sales
Software solutions	$92.2	$85.6	$176.8	$165.9
Tech-enabled services	85.2	102.2	161.7	185.1
Print and distribution	40.7	54.9	80.7	95.1
Total net sales	218.1	242.7	419.2	446.1
Cost of sales (a)
Software solutions	26.4	25.4	54.0	52.7
Tech-enabled services	31.6	33.9	58.9	64.5
Print and distribution	21.2	27.2	39.3	49.4
Total cost of sales	79.2	86.5	152.2	166.6
Selling, general and administrative expenses (a)	70.0	76.1	135.8	148.9
Depreciation and amortization	15.1	14.3	29.2	28.2
Restructuring, impairment and other charges, net	1.0	1.3	3.9	3.1
Other operating income, net	—	—	(0.5)	(9.8)
Income from operations	52.8	64.5	98.6	109.1
Interest expense, net	3.8	3.7	6.9	7.3
Investment and other loss (income), net	0.3	(0.4)	0.8	(0.8)
Earnings before income taxes	48.7	61.2	90.9	102.6
Income tax expense	12.6	17.1	23.8	25.2
Net earnings	$36.1	$44.1	$67.1	$77.4

Net earnings per share:
Basic	$1.30	$1.50	$2.38	$2.63
Diluted	$1.28	$1.47	$2.33	$2.56
Weighted average number of common shares outstanding:
Basic	27.7	29.4	28.2	29.4
Diluted	28.2	30.0	28.8	30.2

__________

(a)
Exclusive of depreciation and amortization.

	Three Months Ended June 30,		Six Months Ended June 30,
Components of depreciation and amortization:	2025	2024	2025	2024
Cost of sales	$14.6	$13.8	$28.3	$27.1
Selling, general and administrative expenses	0.5	0.5	0.9	1.1
Total depreciation and amortization	$15.1	$14.3	$29.2	$28.2

Additional information:
Gross profit (b)	$124.3	$142.4	$238.7	$252.4
Exclude: Depreciation and amortization	14.6	13.8	28.3	27.1
Non-GAAP gross profit	$138.9	$156.2	$267.0	$279.5
Gross margin (b)	57.0%	58.7%	56.9%	56.6%
Non-GAAP gross margin	63.7%	64.4%	63.7%	62.7%

SG&A as a % of total net sales (a)	32.1%	31.4%	32.4%	33.4%
Operating margin	24.2%	26.6%	23.5%	24.5%
Effective tax rate	25.9%	27.9%	26.2%	24.6%

__________

(b)
Inclusive of depreciation and amortization.

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Reconciliation of GAAP to Non-GAAP Measures

For the Three and Six Months Ended June 30, 2025

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended June 30, 2025
	Gross profit	SG&A (a)	Income (loss) from operations	Operating margin	Net earnings (loss)	Net earnings (loss) per diluted share
GAAP basis measures	$124.3	$70.0	$52.8	24.2%	$36.1	$1.28
Exclude: Depreciation and amortization	14.6
Non-GAAP measures	138.9
Non-GAAP % of total net sales	63.7%

Non-GAAP adjustments:
Restructuring, impairment and other charges, net	—	—	1.0	0.5%	0.8	0.03
Share-based compensation expense	—	(7.5)	7.5	3.4%	5.4	0.19
Non-income tax, net	—	0.1	(0.1)	—	(0.1)	—
Gain on investments in equity securities (b)	—	—	—	—	(0.1)	—
Total Non-GAAP adjustments (c)	—	(7.4)	8.4	3.9%	6.0	0.21
Adjusted Non-GAAP measures (c)	$138.9	$62.6	$61.2	28.1%	$42.1	$1.49
Adjusted Non-GAAP % of total net sales	63.7%	28.7%

	For the Six Months Ended June 30, 2025
	Gross profit	SG&A (a)	Income (loss) from operations	Operating margin	Net earnings (loss)	Net earnings (loss) per diluted share
GAAP basis measures	$238.7	$135.8	$98.6	23.5%	$67.1	$2.33
Exclude: Depreciation and amortization	28.3
Non-GAAP measures	267.0
Non-GAAP % of total net sales	63.7%

Non-GAAP adjustments:
Restructuring, impairment and other charges, net	—	—	3.9	0.9%	2.9	0.10
Share-based compensation expense	—	(13.5)	13.5	3.2%	9.2	0.32
Gain on sale of long-lived assets	—	—	(0.5)	(0.1%)	(0.4)	(0.01)
Non-income tax, net	—	0.2	(0.2)	—	(0.1)	—
Gain on investments in equity securities (b)	—	—	—	—	(0.1)	—
Loss on debt extinguishment (d)	—	—	—	—	0.1	—
Total non-GAAP adjustments (c)	—	(13.3)	16.7	4.0%	11.6	0.40
Adjusted Non-GAAP measures (c)	$267.0	$122.5	$115.3	27.5%	$78.7	$2.73
Adjusted Non-GAAP % of total net sales	63.7%	29.2%

__________

(a)
Exclusive of depreciation and amortization.
(b)
Gain on investments in equity securities is included in investment and other loss (income), net on the Company’s Unaudited Condensed Consolidated Statements of Operations.
(c)
Totals may not foot due to rounding.
(d)
Loss on debt extinguishment is included in interest expense, net on the Company’s Unaudited Condensed Consolidated Statements of Operations.

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Reconciliation of GAAP to Non-GAAP Measures

For the Three and Six Months Ended June 30, 2024

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended June 30, 2024
	Gross profit	SG&A (a)	Income (loss) from operations	Operating margin	Net earnings (loss)	Net earnings (loss) per diluted share
GAAP basis measures	$142.4	$76.1	$64.5	26.6%	$44.1	$1.47
Exclude: Depreciation and amortization	13.8
Non-GAAP measures	156.2
Non-GAAP % of total net sales	64.4%

Non-GAAP adjustments:
Restructuring, impairment and other charges, net	—	—	1.3	0.5%	1.0	0.03
Share-based compensation expense	—	(7.4)	7.4	3.0%	5.1	0.17
Non-income tax, net	—	0.3	(0.3)	(0.1%)	(0.2)	(0.01)
Gain on investments in equity securities (b)	—	—	—	—	(0.2)	(0.01)
Total Non-GAAP adjustments (c)	—	(7.1)	8.4	3.5%	5.7	0.19
Adjusted Non-GAAP measures (c)	$156.2	$69.0	$72.9	30.0%	$49.8	$1.66
Adjusted Non-GAAP % of total net sales	64.4%	28.4%

	For the Six Months Ended June 30, 2024
	Gross profit	SG&A (a)	Income (loss) from operations	Operating margin	Net earnings (loss)	Net earnings (loss) per diluted share
GAAP basis measures	$252.4	$148.9	$109.1	24.5%	$77.4	$2.56
Exclude: Depreciation and amortization	27.1
Non-GAAP measures	279.5
Non-GAAP % of total net sales	62.7%

Non-GAAP adjustments:
Restructuring, impairment and other charges, net	—	—	3.1	0.7%	2.3	0.08
Share-based compensation expense	—	(12.5)	12.5	2.8%	5.7	0.19
Gain on sale of long-lived assets	—	—	(9.8)	(2.2%)	(7.0)	(0.23)
Non-income tax, net	—	0.7	(0.7)	(0.2%)	(0.5)	(0.02)
Gain on investments in equity securities (b)	—	—	—	—	(0.3)	(0.01)
Total non-GAAP adjustments (c)	—	(11.8)	5.1	1.1%	0.2	0.01
Adjusted Non-GAAP measures (c)	$279.5	$137.1	$114.2	25.6%	$77.6	$2.57
Adjusted Non-GAAP % of total net sales	62.7%	30.7%

__________

(a)
Exclusive of depreciation and amortization.
(b)
Gain on investments in equity securities is included in investment and other loss (income), net on the Company’s Unaudited Condensed Consolidated Statements of Operations.
(c)
Totals may not foot due to rounding.

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Segment Adjusted EBITDA and Supplementary Information

(UNAUDITED)

(in millions)

	Capital Markets - Software Solutions	Capital Markets - Compliance and Communications Management	Investment Companies - Software Solutions	Investment Companies - Compliance and Communications Management	Corporate	Consolidated (a)
For the Three Months Ended June 30, 2025
Net sales	$59.1	$93.5	$33.1	$32.4	$—	$218.1
Adjusted EBITDA	$22.4	$36.8	$14.2	$12.6	$(9.7)	$76.3
Adjusted EBITDA margin %	37.9%	39.4%	42.9%	38.9%	nm	35.0%

Depreciation and amortization	$7.7	$1.7	$4.7	$1.0	$—	$15.1
Capital expenditures	$8.5	$2.4	$4.3	$0.6	$0.9	$16.7

For the Three Months Ended June 30, 2024
Net sales	$57.3	$113.8	$28.3	$43.3	$—	$242.7
Adjusted EBITDA	$21.2	$45.8	$11.1	$18.3	$(9.2)	$87.2
Adjusted EBITDA margin %	37.0%	40.2%	39.2%	42.3%	nm	35.9%

Depreciation and amortization	$6.7	$2.0	$4.4	$1.2	$—	$14.3
Capital expenditures	$10.7	$1.9	$5.9	$0.7	$0.2	$19.4

For the Six Months Ended June 30, 2025
Net sales	$111.0	$177.4	$65.8	$65.0	$—	$419.2
Adjusted EBITDA	$36.3	$73.5	$27.0	$24.8	$(17.1)	$144.5
Adjusted EBITDA margin %	32.7%	41.4%	41.0%	38.2%	nm	34.5%

Depreciation and amortization	$14.7	$3.1	$9.5	$1.9	$—	$29.2
Capital expenditures	$14.7	$4.4	$8.8	$1.1	$1.0	$30.0

For the Six Months Ended June 30, 2024
Net sales	$110.3	$204.9	$55.6	$75.3	$—	$446.1
Adjusted EBITDA	$37.0	$77.2	$19.1	$26.5	$(17.4)	$142.4
Adjusted EBITDA margin %	33.5%	37.7%	34.4%	35.2%	nm	31.9%

Depreciation and amortization	$13.2	$4.1	$8.6	$2.3	$—	$28.2
Capital expenditures	$14.4	$3.8	$11.0	$1.8	$0.7	$31.7

__________

(a)
Reconciliation of consolidated Adjusted EBITDA to net earnings is presented below.

nm - Not meaningful.

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Condensed Consolidated Statements of Cash Flows

(UNAUDITED)

(in millions)

	For the Six Months Ended June 30,
	2025	2024
Operating Activities
Net earnings	$67.1	$77.4
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	29.2	28.2
Provision for expected losses on accounts receivable	4.8	10.1
Share-based compensation expense	13.5	12.5
Deferred income taxes	(0.3)	(3.3)
Net pension plan expense (income)	0.9	(0.6)
Gain on sales of long-lived assets	(0.5)	(9.8)
Amortization of operating lease right-of-use assets	3.3	4.6
Other	(0.6)	0.6
Changes in operating assets and liabilities:
Receivables, net	(67.6)	(75.6)
Prepaid expenses and other current assets	2.9	(3.1)
Accounts payable	10.5	(0.6)
Income taxes payable and receivable	3.9	7.3
Accrued liabilities and other	(30.4)	(11.3)
Operating lease liabilities	(5.1)	(7.2)
Pension and other postretirement benefits plans contributions	(0.9)	(0.9)
Net cash provided by operating activities	30.7	28.3
Investing Activities
Capital expenditures	(30.0)	(31.7)
Proceeds from sales of investments in equity securities	0.1	0.2
Proceeds from sale of long-lived assets	—	12.4
Net cash used in investing activities	(29.9)	(19.1)
Financing Activities
Revolving facility borrowings	207.5	139.0
Payments on revolving facility borrowings	(130.5)	(84.0)
Payments on long-term debt	(126.4)	—
Proceeds from issuance of long-term debt	115.0	—
Debt issuance costs	(2.2)	—
Treasury share repurchases	(88.7)	(50.7)
Cash received for common stock issuances	1.5	0.6
Finance lease payments	(1.7)	(1.4)
Net cash (used in) provided by financing activities	(25.5)	3.5
Effect of exchange rate on cash and cash equivalents	1.2	(0.8)
Net (decrease) increase in cash and cash equivalents	(23.5)	11.9
Cash and cash equivalents at beginning of year	57.3	23.1
Cash and cash equivalents at end of period	$33.8	$35.0
Supplemental cash flow information:
Income taxes paid, net of refunds	$20.8	$21.3
Interest paid	$5.6	$7.5
Non-cash investing activities:
Capitalized software included in accounts payable	$4.6	$2.4

Additional Information:
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Net cash provided by operating activities	$68.4	$56.2	$30.7	$28.3
Less: capital expenditures	16.7	19.4	30.0	31.7
Free Cash Flow	$51.7	$36.8	$0.7	$(3.4)

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Reconciliation of Reported to Organic Net Sales - By Segment

(UNAUDITED)

(in millions)

	Capital Markets - Software Solutions	Capital Markets - Compliance and Communications Management	Investment Companies - Software Solutions	Investment Companies - Compliance and Communications Management	Consolidated
Reported Net Sales:
For the Three Months Ended June 30, 2025	$59.1	$93.5	$33.1	$32.4	$218.1

For the Three Months Ended June 30, 2024	$57.3	$113.8	$28.3	$43.3	$242.7

Net sales change	3.1%	(17.8%)	17.0%	(25.2%)	(10.1%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange rates	0.3%	—	0.7%	—	0.2%

Net organic sales change	2.8%	(17.8%)	16.3%	(25.2%)	(10.3%)

	Capital Markets - Software Solutions	Capital Markets - Compliance and Communications Management	Investment Companies - Software Solutions	Investment Companies - Compliance and Communications Management	Consolidated
Reported Net Sales:
For the Six Months Ended June 30, 2025	$111.0	$177.4	$65.8	$65.0	$419.2

For the Six Months Ended June 30, 2024	$110.3	$204.9	$55.6	$75.3	$446.1

Net sales change	0.6%	(13.4%)	18.3%	(13.7%)	(6.0%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange rates	—	(0.1%)	0.2%	(0.1%)	(0.1%)

Net organic sales change	0.6%	(13.3%)	18.1%	(13.6%)	(5.9%)

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Reconciliation of Reported to Organic Net Sales - By Services and Products

(UNAUDITED)

(in millions)

	Software Solutions	Tech-enabled Services	Print and Distribution	Consolidated
Reported Net Sales:
For the Three Months Ended June 30, 2025	$92.2	$85.2	$40.7	$218.1

For the Three Months Ended June 30, 2024	$85.6	$102.2	$54.9	$242.7

Net sales change	7.7%	(16.6%)	(25.9%)	(10.1%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange rates	0.5%	0.1%	(0.2%)	0.2%

Net organic sales change	7.2%	(16.7%)	(25.7%)	(10.3%)

	Software Solutions	Tech-enabled Services	Print and Distribution	Consolidated
Reported Net Sales:
For the Six Months Ended June 30, 2025	$176.8	$161.7	$80.7	$419.2

For the Six Months Ended June 30, 2024	$165.9	$185.1	$95.1	$446.1

Net sales change	6.6%	(12.6%)	(15.1%)	(6.0%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange rates	0.1%	(0.1%)	(0.2%)	(0.1%)

Net organic sales change	6.5%	(12.5%)	(14.9%)	(5.9%)

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Reconciliation of Net Earnings to Adjusted EBITDA

(UNAUDITED)

(in millions)

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Net earnings	$82.1	$36.1	$31.0	$6.3	$8.7
Adjustments
Restructuring, impairment and other charges, net	7.4	1.0	2.9	2.1	1.4
Share-based compensation expense	26.2	7.5	6.0	6.0	6.7
Non-income tax, net	(0.6)	(0.1)	(0.1)	(0.1)	(0.3)
Gain on sale of long-lived assets	(0.5)	—	(0.5)	—	—
Gain on sale of a business	(0.4)	—	—	(0.4)	—
Gain on investments in equity securities	(0.1)	(0.1)	—	—	—
Depreciation and amortization	61.2	15.1	14.1	14.8	17.2
Interest expense, net	12.5	3.8	3.1	2.5	3.1
Investment and other loss (income), net	0.3	0.4	0.5	(0.3)	(0.3)
Income tax expense	31.3	12.6	11.2	0.8	6.7
Total Non-GAAP adjustments	137.3	40.2	37.2	25.4	34.5
Adjusted EBITDA	$219.4	$76.3	$68.2	$31.7	$43.2

Software solutions	$340.6	$92.2	$84.6	$81.6	$82.2
Tech-enabled services	297.4	85.2	76.5	60.5	75.2
Print and distribution	117.0	40.7	40.0	14.2	22.1
Total net sales	$755.0	$218.1	$201.1	$156.3	$179.5

Adjusted EBITDA margin %	29.1%	35.0%	33.9%	20.3%	24.1%

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Net earnings	$106.1	$44.1	$33.3	$10.6	$18.1
Adjustments
Restructuring, impairment and other charges, net	4.2	1.3	1.8	1.4	(0.3)
Share-based compensation expense	24.0	7.4	5.1	5.4	6.1
Loss on sale of a business	6.1	—	—	6.1	—
Accelerated rent expense	3.1	—	—	3.1	—
Disposition-related expenses	0.3	—	—	0.3	—
Gain on sale of long-lived assets	(10.2)	—	(9.8)	(0.2)	(0.2)
Non-income tax, net	(1.2)	(0.3)	(0.4)	(0.1)	(0.4)
Gain on investments in equity securities	(0.5)	(0.3)	(0.1)	(0.1)	—
Depreciation and amortization	58.1	14.3	13.9	15.5	14.4
Interest expense, net	15.0	3.7	3.6	3.6	4.1
Investment and other income, net	(0.9)	(0.1)	(0.3)	(0.4)	(0.1)
Income tax expense (benefit)	29.0	17.1	8.1	(3.9)	7.7
Total Non-GAAP adjustments	127.0	43.1	21.9	30.7	31.3
Adjusted EBITDA	$233.1	$87.2	$55.2	$41.3	$49.4

Software solutions	$312.8	$85.6	$80.3	$73.7	$73.2
Tech-enabled services	339.1	102.2	82.9	73.6	80.4
Print and distribution	150.7	54.9	40.2	29.2	26.4
Total net sales	$802.6	$242.7	$203.4	$176.5	$180.0

Adjusted EBITDA margin %	29.0%	35.9%	27.1%	23.4%	27.4%

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Debt and Liquidity Summary

(UNAUDITED)

(in millions)

Total Liquidity	June 30, 2025		December 31, 2024		June 30, 2024
Availability
Stated amount of the Revolving Facility (a)	$300.0		$300.0		$300.0
Less: availability reduction from covenants	—		—		—
Amount available under the Revolving Facility	300.0		300.0		300.0

Usage
Borrowings under the Revolving Facility	77.0		—		55.0
Impact on availability related to outstanding letters of credit	1.5		1.0		1.0
Amount used under the Revolving Facility	78.5		1.0		56.0

Availability under the Revolving Facility	221.5		299.0		244.0

Cash and cash equivalents	33.8		57.3		35.0

Net Available Liquidity	$255.3		$356.3		$279.0

Term Loan A Facility	$113.6		$125.0		$125.0
Borrowings under the Revolving Facility	77.0		—		55.0
Unamortized debt issuance costs	(0.5)		(0.3)		(0.4)
Total debt	190.1		124.7		179.6
Less: current portion of long-term debt	5.8		—		—
Long-term debt	$184.3		$124.7		$179.6

Adjusted EBITDA for the twelve months ended June 30, 2025 and 2024, and the year ended December 31, 2024	$219.4		$217.3		$233.1

Non-GAAP Gross Leverage (defined as total debt divided by Adjusted EBITDA)	0.9	x	0.6	x	0.8	x

Non-GAAP Net Debt (defined as total debt less cash and cash equivalents)	156.3		67.4		144.6

Non-GAAP Net Leverage (defined as non-GAAP Net Debt divided by Adjusted EBITDA)	0.7	x	0.3	x	0.6	x

__________

(a)
The Company has a $300.0 million senior secured revolving credit facility (the “Revolving Facility”). The Revolving Facility is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Consolidated Net Leverage Ratio, both as defined and calculated in the credit agreement. As of June 30, 2025, there were $77.0 million of borrowings outstanding under the Revolving Facility as well as $1.6 million in outstanding letters of credit and bank guarantees, of which $1.5 million of the outstanding letters of credit reduced the availability under the Revolving Facility. Based on the Company’s results of operations for the twelve months ended June 30, 2025 and existing debt, the Company would have had the ability to utilize the remaining $221.5 million of the $300.0 million Revolving Facility and not have been in violation of the terms of the Revolving Facility agreement.